Trade and other receivables	12 Months Ended
Dec. 31, 2023
Trade and other receivables [Abstract]
Trade and other receivables
Note 12.- Trade and other receivables

Trade and other receivable as of December 31, 2023 and 2022, consist of the following:

	Balance as of December 31,
	2023	2022
Trade receivables	213,345	125,437
Tax receivables	37,134	45,680
Prepayments	12,717	11,827
Other accounts receivable	23,287	17,390
Total	286,483	200,334

The increase in trade receivables is primarily due to collections pending from the Spanish state-owner regulator, Comision Nacional de los Mercados y de la Competencia or “CNMC” in the solar assets of the Company in Spain and from Pemex in ACT. The Company experienced delays in collections from Pemex, especially since the second half of 2019, which have been significant in certain quarters, including in the fourth quarter of 2023.

During the year 2022, in the assets in Spain, the Company collected revenue in line with the parameters corresponding to the regulation in place at the beginning of the year 2022, as the new parameters, reflecting lower revenue, became final on December 14, 2022. As a result, as of December 31, 2022, trade receivables in the assets in Spain were lower than usual. During the year 2023, collections at these assets in Spain were regularized.

As of December 31, 2023, and December 31, 2022, the fair value of trade and other receivables accounts does not differ significantly from its carrying amount.

Trade receivables in foreign currency as of December 31, 2023 and 2022, are as follows:

	Balance as of December 31,
	2023	2022
Euro	53,012	4,088
South African Rand	-	23,416
Chilean peso	4,431	5,037
Mexican peso	4,557	1,298
Other	4,376	2,676
Total	66,376	36,515

The increase in trade receivables in Euro is primarily due to collections pending from the CNMC. Trade receivables in South African Rand decreased due to the unscheduled outage in Kaxu since the end of September 2023 (Note 22).